UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 30, 2014 (October 29, 2014)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, 2nd floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On October 29, 2014, Newtek Small Business Finance, Inc. (“NSBF”), a subsidiary of Newtek Business Services, Inc. (the “Company”), entered into a Third Amended and Restated Loan and Security Agreement (the “Agreement”) with Capital One, National Association (“Capital One”), pursuant to which Capital One increased the aggregate amount of the credit facility it has extended to NSBF from a maximum aggregate amount of $27,000,000 to $50,000,000 (the “Credit Facility”). The Credit Facility may be used to fund both those portions of SBA 7(a) loans made by NSBF that are guaranteed by the SBA and those portions of SBA 7(a) loans made by NSBF that are not guaranteed by the SBA. NSBF plans to continue to draw on this Credit Facility to continue the expansion of its SBA loan originations.

The Credit Facility will convert into a term loan on May 16, 2016, which term loan will have a maturity date of May 16, 2018. The Agreement also specifies certain events of default, pursuant to which Capital One could require immediate repayment by NSBF of all outstanding amounts under the Credit Facility.

In addition, the Company has guaranteed NSBF’s performance and repayment obligations under the Agreement, pursuant to an Amended and Restated Guaranty of Payment and Performance, dated as of June 16, 2011, as amended to date, including by a Guaranty and Security Agreement Letter Amendment dated as of July 16, 2013 and by a Guaranty and Security Agreement Letter Amendment dated as of October 29, 2014 (the “2014 Guaranty Amendment”).

The above description is a summary and is qualified in its entirety by the terms of the Agreement and the 2014 Guaranty Amendment, which are filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

A press release announcing the Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Third Amended and Restated Loan and Security Agreement, dated as of October 29, 2014, by and between Newtek Small Business Finance, Inc. and Capital One, National Association.

10.2	Guaranty and Security Agreement Letter Amendment, dated as of October 29, 2014, by and between Capital One, National Association and Newtek Business Services, Inc.

99.1	Press Release, dated October 30, 2014 announcing the Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 30, 2014	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amended and Restated Loan and Security Agreement, dated as of October 29, 2014, by and between Newtek Small Business Finance, Inc. and Capital One, National Association.

10.2	Guaranty and Security Agreement Letter Amendment, dated as of October 29, 2014, by and between Capital One, National Association and Newtek Business Services, Inc.

99.1	Press Release, dated October 30, 2014 announcing the Credit Facility.